Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

15. Subsequent Events

        On February 20, 2013, the Company entered into an additional credit extension amendment to its senior secured credit facilities providing for a $300.0 million additional term loan tranche, (the "Series B Tranche B Term Loan") to the Company. The Company intends to use borrowings under the Series B Tranche B Term Loan to redeem all of its outstanding 7 5/8% senior subordinated notes due 2015, to redeem all of Holdings' senior floating rate notes due 2015, and to repay a portion of the balance outstanding under its revolving credit facility.

        Borrowings under the Series B Tranche B Term Loan will bear interest at a rate equal to Adjusted LIBO plus 3.25%, or Alternate Base Rate plus 2.25%. The Series B Tranche B Term Loan amortizes in equal quarterly installments on the last day of each March, June, September and December in aggregate annual amounts equal to $3.0 million. The balance of the Series B Tranche B Term Loan will be payable on February 20, 2016.

        On February 20, 2013, the Company and Holdings each instructed U.S. Bank Trust National Association, as trustee, to deliver an irrevocable notice of redemption to the holders of all of the Company's outstanding 7 5/8% senior subordinated notes due 2015 and all of Holdings' outstanding senior floating rate notes due 2015, respectively, all of which will be redeemed at 100% of the principal amount plus any accrued and unpaid interest to the redemption date on or about March 22, 2013. The Company anticipates recognition of a loss on the early retirement of indebtedness of $0.6 million in the first quarter ending March 31, 2013 for unamortized debt issuance costs.